UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  December 30, 2004
                                                  -----------------------------

                         FIRSTPLUS Financial Group, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-27750                                            75-2561085
-------------------------------------------------------------------------------
Commission File Number)                       (IRS Employer Identification No.)

5100 North O'Connor Blvd., 6th Floor
Irving, Texas                                           75039
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                                 (214) 231-7600
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

              1349 Empire Central, Suite 1300, Dallas, Texas 75247
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers' Election of Directors; Appointment of Principal Officers.

     On December 22, 2004, George Davis resigned from his position as director of the registrant. On December 30, 2004, the board of directors accepted Mr. Davis' resignation. Mr. Davis did not hold any positions on any committee of the board of directors at the time of his resignation.

     In his letter to Robert Freeman, Chairman of the Board of Directors of the registrant, attached as Exhibit 99.1 to this report, Mr. Davis stated that since he received a summons to appear in court to test the validity of his appointment as sole trustee of the FirstPlus Financial Group Inc. Grantor Trust (the "Trust"), he was compelled to hire an attorney to plead his case, and this put him at odds with the decision of the board of directors to add two additional trustees to the Trust.

     In addition, in his letter to the board of directors of the registrant, attached as Exhibit 99.2 to this report, Mr. Davis stated that the registrant has taken actions which led The FPFI Creditor Trust to bring an interpleader action against the Trust and other members of the board. Rather than recusing himself with respect to the anticipated votes as a director of the registrant on matters related to this interpleader action, Mr. Davis has decided to resign from the board.

     The registrant has also attached as Exhibit 99.3 to this report the email from counsel for The FPFI Creditor Trust stating that Mr. Davis' communications to the trustee of The FPFI Creditor Trust were the reason for the filing of the interpleader.

Item 9.01     Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          Exhibit No.    Description of Exhibit
          ----------     ----------------------

             99.1 Letter, dated December 22, 2004, from George T. Davis to Robert Freeman

             99.2 Letter, dated December 22, 2004, from George T. Davis to the Board of Directors of FirstPlus Financial Group, Inc.

             99.3 Email, dated December 8, 2004, from Kane, Russell, Coleman & Logan P.C., counsel for the FPFI Creditor Trust, to Morris Gore and Sarah Jane D. Pavlik, counsel for George T. Davis

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 5, 2005                 FIRSTPLUS FINANCIAL GROUP, INC.


                                       By: /s/ Jack (J.D.) Draper
                                           Jack (J.D.) Draper
                                           President

                                  EXHIBIT INDEX

          Exhibit No.    Description of Exhibit
          ----------     ----------------------

             99.1 Letter, dated December 22, 2004, from George T. Davis to Robert Freeman

             99.2 Letter, dated December 22, 2004, from George T. Davis to the Board of Directors of FirstPlus Financial Group, Inc.

             99.3 Email, dated December 8, 2004, from Kane, Russell, Coleman & Logan P.C., counsel for the FPFI Creditor Trust, to Morris Gore and Sarah Jane D. Pavlik, counsel for George T. Davis

                                                                    Exhibit 99.1

[Letterhead of FirstPlus Financial Group Inc Grantor Trust]


12/22/2004
FirstPlus Financial Group Inc.
Board of Directors
Mr. Robert Freeman - Chairman

Mr. Freeman,

After careful consideration, I have decided that it would be best for both myself and the other members of the Board to resign my position as a director of FirstPlus Financial Group Inc. as of 12/22/04.

Since I received a summons to appear in court to test the validity of my appointment as sole Trustee Of FirstPlus Financial Group Inc. Grantor Trust, I was compelled to hire an Attorney to plead my case. This puts me at odds with the Boards decision to add (2) two additional Trustees.

Sincerely,

/s/ George T. Davis

George T. Davis - Former Director

Cc:  David Ward
Cc:  Daniel Phillips
Cc:  John Fitzgerald
Cc:  J.D. Jack Draper - CEO & Pres.
Cc:  J. Maxwell Tucker-Atty

                                                                    Exhibit 99.2


[Letterhead of FirstPlus Financial Group Inc Grantor Trust]


FirstPlus Financial Group Inc.
Board of Directors
Mr. Robert Freeman - Chairman

Dear Sirs,

After careful consideration, I have decided to resign my position as a director of FirstPlus Financial Group Inc. effective as of 12/22/04.

Apparently FirstPlus Financial Group Inc. (or persons on its behalf) has taken actions which led Mr.. Obergfell on behalf of the FPFI Creditor Trust to bring an interpleader action against the FirstPlus Financial Group Residual Trust (of which I am the sole trustee) and other members of the board.

Rather than recusing myself with respect to the anticipated votes as a director of FirstPlus Financial Group Inc. on matters relate to this interpleader action, I have decided to resign from the board. Please record this resignation in the corporate minutes.

Sincerely,

/s/ George T. Davis

George T. Davis
Cc:  David Ward
Cc:  Daniel Phillips
Cc:  John Fitzgerald
Cc:  JD Draper - Pres.
Cc:  J. Maxwell Tucker-Attorney

                                                                    Exhibit 99.3


Mr. Gore and Ms. Pavlik:

Your client, Mr. Davis, called me this morning at my direct dial. I have previously advised him, in writing, that I will only speak to his counsel and I again advised him this morning that because he was represented by counsel, I would not speak to him.

He attempted to advise me that my client has made an error in postponing the distribution to the Group Trust in light of contradictory instructions from parties claiming to have authority to direct where the distribution should be paid. He further indicated his intent to contact the court regarding same.

You were previously advised that my client was prepared last Friday to file an interpleader with the court concerning the contradictory instructions he has received as to who has the authority related to direction of the distribution to the Group Trust. My client did not file such an action at the joint request of yourselves, as counsel for Mr. Davis, and Mr. Berman.

My client is a innocent stakeholder and will not tolerate being accused of acting improperly, when in fact he has acted with the upmost integrity in this matter and has been open in his communications with all sides of this dispute regarding his position.

In light of your client's intention to file pleadings with the court suggest my client has improperly withheld the distribution, notwithstanding what I understood to be your request on his behalf not to file an interpleader action, I can see no other choice but to file the interpleader action.

Please let me know if you will accept service of the summons and complaint for Mr. Davis.

By copy of this e-mail, I am also asking Mr. Berman if he will accept service for his clients as well.

Joseph A. Friedman
Kane, Russell, Coleman & Logan P.C.
3700 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
214.777.4287(voice)
214.777.0049(fax)
friedmj@krcl.com (e-mail)


NOTICE

This e-mail transmission contains information intended for the exclusive use of the individual or entity to whom it is addressed and may contain information that is proprietary, privileged, confidential and/or exempt from disclosure under applicable law. If you are not the intended recipient (or an employee or agent responsible for delivering this e-mail to the intended recipient), you are hereby notified that any copying, disclosure or distribution of this information may be subject to legal restriction or sanction. Please notify the sender to arrange for the return or destruction of the information and all copies.

Although this email and any attachments are believed to be free of any virus or other defect that might affect any computer system into which it is received and opened, it is the responsibility of the recipient to ensure that it is virus free and no responsibility is accepted by Kane, Russell, Coleman and Logan P.C. for any loss or damage arising in any way from its use.

The foregoing name, telephone, telecopy and email information is provided to the recipient for informational purposes only and is not intended to be the signature of the sender for purposes of binding the sender or Kane, Russell,

Coleman, & Logan or any client of the sender or the firm, to any contract or agreement under the Uniform Electronic Transactions Act or any similar law.